UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2012

AEMETIS, INC.
(Exact name of registrant as specified in its charter)

______________

Nevada	000-51354	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

 (408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Third Eye Capital Corporation Amendment No. 6 to Note Purchase Agreement

On April 13, 2012, Aemetis Advanced Fuels Keyes, Inc., a subsidiary of Aemetis, Inc. (“AAKF”) entered into Amendment No. 6 to the Note Purchase Agreement with Third Eye Capital Corporation as Agent (the “Sixth Amendment”). Pursuant to the Sixth Amendment, Agent agreed to purchase additional Notes in the original principal amount of $1,000,000.  The Company agreed to pay an amendment fee to the Agent of $75,000 in cash and issue 340,000 shares of common stock of Aemetis, Inc.  As of March 31, 2012, the principal balance and all accrued and unpaid interest and fees outstanding on the Note was $5,973,750.17 and the accrued and unpaid Revenue Participation was $6,937,999.19.

Third Eye Capital Corporation Limited Waivers

Concurrently with the Amendment No. 6 to the Note Purchase Agreement dated as of April 13, 2012, AAFK entered into a Limited Waiver to the Note Purchase Agreement and Limited Waiver to the Note and Warrant Purchase Agreement pursuant to which Third Eye Capital Corporation and Third Eye Capital Credit Opportunities Fund – ABL Opportunities Fund (“Limited Waivers”) waived certain 2012 defaults and financial covenants.  In exchange for the Limited Waivers, the Company issued 650,000 shares of common stock of Aemetis, Inc.

Item 2.03 Creation of a Direct Financial Obligation

On April 13, 2012, Third Eye Capital Corporation, as agent, (“Purchaser”) entered into the Sixth Amendment pursuant to which Purchaser purchased an additional $1,000,000 of Senior Secured Term Notes on the same terms and conditions provided for in the Note Purchase Agreement dated as of October 18, 2010, as subsequently amended (the “Term Note”) of Aemetis Advanced Fuels Keyes, Inc., a subsidiary of Aemetis, Inc.

The description of the Sixth Amendment and Limited Waivers is not complete and is qualified in its entirety by reference to the text of the agreements which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 6 to Note Purchase Agreement dated as of April 13, 2012 by and among Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation, Third Eye Capital Corporation, an Ontario corporation, as agent, Third Eye Capital Credit Opportunities Fund - Insight Fund, Sprott Private Credit Fund L.P. and Sprott PC Trust

10.2
Limited Waiver to Note Purchase Agreement effective as of March 31, 2012 by and among Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation, and Third Eye Capital Corporation, an Ontario corporation, as agent

10.3
Limited Waiver to Note and Warrant Purchase Agreement effective as of March 31, 2012 by and among Aemetis, Inc., a Delaware corporation, Third Eye Capital Corporation, an Ontario corporation, as agent, Third Eye Capital Credit Opportunities Fund – ABL Opportunities Fund

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.
Date: April 19, 2012	By:	/s/ Todd Waltz
Todd Waltz
Chief Financial Officer